UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 13, 2023

Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc/MN
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

212 Third Avenue N, Suite 356 Minneapolis, Minnesota	55401
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ISIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 13, 2023, Insignia Systems, Inc. (the “Company”) entered into letter agreements with each of Adam D. May, Chief Growth Officer, and Zackery A. Weber, Vice President of Finance (collectively, the “Retention Agreements”). Under Mr. May’s Retention Agreement, he is eligible to receive a cash retention bonus of $130,000 so long as he remains employed through the earlier of: (a) the date the Company terminates his employment without cause, and (b) December 31, 2023. If the Company terminates his employment without cause as a result of the completion of a change in control, then to receive payment he also must have accepted any offer of employment from the successor to our business. Under Mr. Weber’s Retention Agreement, he is eligible to receive a cash retention bonus of $48,000 so long as he remains employed through the earliest of: (a) December 31, 2023, (b) the date the Company terminates his employment without cause and (c) the date a change in control is completed with respect to the Company. For each Retention Agreement, “change in control” has the meaning set forth in the Company’s 2018 Equity Incentive Plan.

The foregoing description of the Retention Agreements is qualified by reference to the text of each Retention Agreement, which are filed as Exhibits 10.1 and 10.2 to this current report and incorporated by reference as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of Filing
10.1	Retention Agreement with Adam D. May dated January 13, 2023	Filed Electronically
10.2	Retention Agreement with Zackery A. Weber dated January 13, 2023	Filed Electronically
104	Cover Page Interactive Data File	Filed Electronically

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: January 19, 2023	By:	/s/ Kristine A. Glancy
Kristine A. Glancy
President and Chief Executive Officer

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